Exhibit 99.1

Liquidity Services Inc. Receives Contract Extension for the Sale of U.S. Defense
Department Surplus Property

WASHINGTON — May 15, 2008 — Liquidity Services, Inc. (LSI), a leading online auction marketplace for wholesale, surplus and salvage assets, today announced that LSI and the Defense Reutilization and Marketing Service (the “DRMS”) of the U.S. Department of Defense entered into a Supplemental Agreement (the “Amendment”) relating to the Commercial Venture II (CV-II) (Surplus Contract) on May 13, 2008. Under the Amendment, the Surplus Contract’s performance period has been extended by 180 days to December 19, 2008 subject to a mutual termination for convenience clause.  During this extension period, the DOD will continue to use this contract as the primary channel for the disposition of usable surplus property that is approved for sale to the public. The terms of the contract extension also increase LSI’s profit sharing percentage to 39.5% for property received during the extension period.

The principal terms of the modification to the Surplus Contract are described in an 8-K filed today with the SEC. All other principal terms of the original contract remain in effect.

LSI does not believe the Surplus Contract modification will have a material effect on its fiscal year 2008 results.

About Liquidity Services, Inc. (LQDT)

Liquidity Services, Inc. (NASDAQ:LQDT) and its subsidiaries enable corporations and government agencies to market and sell surplus assets and wholesale goods quickly and conveniently using online auction marketplaces and value-added services. The company is based in Washington, D.C. and has 670 employees. Additional information can be found at: www.liquidityservicesinc.com.

Forward-Looking Statements

This document contains forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995, including, without limitation, statements regarding the potential benefits and impact on our fiscal 2008 operating results of the amendment to our Surplus Contract. The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties and other factors that may cause our actual results to differ materially from any future results expressed or implied by these forward-looking statements. You can identify forward-looking statements by terminology such as “expects,” or the negative of these terms or other comparable terminology. We cannot guarantee future results, levels of activity, performance or achievements. There are a number of risks and uncertainties that could cause our actual results to differ materially from the forward-looking statements contained in this document. Important factors that could cause our actual results to differ materially from those expressed as forward looking statements include our dependence on our contracts with the DOD for a significant portion of our revenue and our ability to integrate the Geneva Group into our existing operations, continue the Geneva Group’s seller relationships and buyer network and realize expected benefits of the acquisition, as well as the factors set forth in the Company’s Annual Report on Form 10-K for the year ended September 30, 2007, and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2008, including, but not limited to, those set forth in Part I, Item IA (Risk Factors) as well as our other filings from time to time with the Securities and Exchange Commission. There may be other factors of which we are currently unaware that may cause our actual results to differ materially from the forward-looking statements. All forward-looking statements apply only as of the date of this document and are expressly qualified in their entirety by the cautionary statements included in this document. Except as may be required by law, we undertake no obligation to publicly update or revise any forward-looking statement occurring after the date of this document.

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Media and Investor Contact

Julie Davis

202.558.6234

julie.davis@liquidityservicesinc.com